SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          Reported): January 30, 2001


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

              Delaware                       333-49820                      13-3320910
---------------------------------         --------------     -------------------------------------
 (State or Other Jurisdiction of           (Commission        (I.R.S. Employer Identification No.)
         Incorporation)                    File Number)

                               11 Madison Avenue
                           New York, New York 10010
              ---------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

         5.1    Legality Opinion of Brown & Wood LLP.

         8.1    Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)

         23.1   Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CREDIT SUISSE FIRST BOSTON MORTGAGE
                                              SECURITIES CORP.


                                                    By: /s/ Kari S. Roberts
                                                        --------------------
                                                        Name:  Kari Roberts
                                                        Title: Vice President

Dated:  January 30, 2001


                                 Exhibit Index

Exhibit                                                               Page
-------                                                               ----

5.1    Legality Opinion of Brown & Wood LLP                             5

8.1    Tax Opinion of Brown & Wood LLP (included in Exhibit 5.1)        5

23.1   Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1)   5